EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues
Discount revenue	$6,181	$6,194	$5,889	$6,060	$5,700	8	$18,264	$16,830	9
Net card fees	870	844	830	785	786	11	2,544	2,305	10
Other fees and commissions	798	786	781	778	755	6	2,365	2,212	7
Other	334	349	377	345	372	(10)	1,060	1,112	(5)
Total non-interest revenues	8,183	8,173	7,877	7,968	7,613	7	24,233	22,459	8
Interest income
Interest on loans	2,554	2,387	2,326	2,205	2,131	20	7,267	5,943	22
Interest and dividends on investment securities	35	27	21	21	22	59	83	68	22
Deposits with banks and other	149	126	115	93	92	62	390	233	67
Total interest income	2,738	2,540	2,462	2,319	2,245	22	7,740	6,244	24
Interest expense
Deposits	340	300	270	241	213	60	910	538	69
Long-term debt and other	437	411	351	339	355	23	1,199	994	21
Total interest expense	777	711	621	580	568	37	2,109	1,532	38
Net interest income	1,961	1,829	1,841	1,739	1,677	17	5,631	4,712	20
Total revenues net of interest expense	10,144	10,002	9,718	9,707	9,290	9	29,864	27,171	10
Provisions for losses
Charge card	214	245	242	205	214	-	701	590	19
Card Member loans	560	528	499	596	531	5	1,587	1,272	25
Other	43	33	34	33	25	72	110	64	72
Total provisions for losses	817	806	775	834	770	6	2,398	1,926	25
Total revenues net of interest expense after provisions for losses	9,327	9,196	8,943	8,873	8,520	9	27,466	25,245	9

Expenses
Marketing and business development (A)	1,642	1,663	1,345	1,535	1,446	14	4,650	4,187	11
Card Member rewards	2,400	2,433	2,347	2,262	2,168	11	7,180	6,425	12
Card Member services	457	416	409	383	351	30	1,282	1,009	27
Salaries and employee benefits	1,350	1,280	1,326	1,436	1,265	7	3,956	3,822	4
Professional services	489	508	457	534	494	(1)	1,454	1,506	(3)
Occupancy and equipment	489	484	520	493	567	(14)	1,493	1,525	(2)
Other, net (A)	382	321	457	432	398	(4)	1,160	1,144	1
Total expenses	7,209	7,105	6,861	7,075	6,689	8	21,175	19,618	8
Pretax income	2,118	2,091	2,082	1,798	1,831	16	6,291	5,627	12
Income tax provision	464	468	448	3,004	472	(2)	1,380	1,673	(18)
Net income (loss)	$1,654	$1,623	$1,634	$(1,206)	$1,359	22	$4,911	$3,954	24
Net income (loss) attributable to common shareholders (B)	$1,621	$1,591	$1,600	$(1,228)	$1,327	22	$4,812	$3,861	25
Effective tax rate	21.9%	22.4%	21.5%	167.1%	25.8%		21.9%	29.7%

Earnings Per Common Share
Basic
Net income (loss) attributable to common shareholders	$1.89	$1.85	$1.86	$(1.42)	$1.51	25	$5.60	$4.34	29
Average common shares outstanding	858	860	859	865	878	(2)	859	889	(3)
Diluted
Net income (loss) attributable to common shareholders	$1.88	$1.84	$1.86	$(1.42)	$1.51	25	$5.59	$4.33	29
Average common shares outstanding	860	862	861	865	881	(2)	861	892	(3)
Cash dividends declared per common share	$0.39	$0.35	$0.35	$0.35	$0.35	11	$1.09	$0.99	10

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	YOY % change
Assets
Cash & cash equivalents	$30	$30	$31	$33	$26	15
Card Member receivables, less reserves	55	54	54	54	51	8
Card Member Loans, less reserves	76	74	71	72	66	15
Investment securities	6	5	3	3	3	#
Other (C)	22	22	21	19	23	(4)
Total assets	$189	$185	$180	$181	$169	12

Liabilities and Shareholders' Equity
Customer deposits	$69	$67	$67	$64	$61	13
Short-term borrowings	2	2	2	3	2	-
Long-term debt	55	56	52	56	49	12
Other (C)	42	39	39	40	36	17
Total liabilities	168	164	160	163	148	14

Shareholders' Equity	21	21	20	18	21	-
Total liabilities and shareholders' equity	$189	$185	$180	$181	$169	12

Return on average equity (D)	18.1%	16.7%	15.2%	13.2%	22.6%
Return on average common equity (D)	19.0%	17.5%	15.9%	13.7%	23.9%
Book value per common share (dollars)	$23.27	$22.42	$20.96	$19.42	$22.43	4

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17
Shares Outstanding (in millions)
Beginning of period	861	860	859	871	885
Repurchase of common shares	(7)	-	-	(14)	(15)
Net impact of employee benefit plans and others	-	1	1	2	1
End of period	854	861	860	859	871

Risk-Based Capital Ratios - Basel III ($ in billions) (E)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.8%	10.1%	9.4%	9.0%	11.9%
Tier 1	11.8%	11.1%	10.5%	10.1%	13.0%
Total	13.4%	12.8%	12.2%	11.8%	14.7%

Common Equity Tier 1	$16.6	$15.2	$13.9	$13.2	$16.4
Tier 1 Capital	$18.2	$16.8	$15.5	$14.7	$17.9
Tier 2 Capital	$2.5	$2.5	$2.4	$2.4	$2.3
Total Capital	$20.7	$19.3	$17.9	$17.1	$20.2
RWA	$154.7	$150.9	$147.4	$145.9	$138.0
Tier 1 Leverage	10.5%	9.7%	8.8%	8.6%	10.9%
Supplementary Leverage Ratio (SLR) (F)	8.6%	8.3%	7.6%	7.4%	9.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio (G)	$173.3	$172.5	$175.0	$171.2	$164.6
Total Leverage Exposure to calculate SLR	$210.7	$202.4	$204.4	$198.8	$191.7

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	YOY % change	YTD'18	YTD'17	YOY % change
Billed business (H)
U.S.	$194.6	$195.4	$182.5	$188.9	$176.4	10	$572.5	$519.4	10
Outside the U.S.	100.1	101.1	101.3	102.5	95.5	5	302.5	274.4	10
Total	$294.7	$296.5	$283.8	$291.4	$271.9	8	$875.0	$793.8	10
Proprietary	$250.2	$251.1	$236.9	$242.6	$225.3	11	$738.2	$658.0	12
Global Network Services (GNS)	44.5	45.4	46.9	48.8	46.6	(5)	136.8	135.8	1
Total	$294.7	$296.5	$283.8	$291.4	$271.9	8	$875.0	$793.8	10
Cards-in-force (millions) (I)
U.S.	53.0	51.9	51.3	50.0	49.5	7	53.0	49.5	7
Outside the U.S.	62.1	62.4	62.9	62.8	63.4	(2)	62.1	63.4	(2)
Total	115.1	114.3	114.2	112.8	112.9	2	115.1	112.9	2
Proprietary	68.5	67.4	66.4	64.6	63.9	7	68.5	63.9	7
GNS	46.6	46.9	47.8	48.2	49.0	(5)	46.6	49.0	(5)
Total	115.1	114.3	114.2	112.8	112.9	2	115.1	112.9	2
Basic cards-in-force (millions) (I)
U.S.	41.7	40.9	40.4	39.4	39.0	7	41.7	39.0	7
Outside the U.S.	51.8	52.0	52.4	52.2	52.7	(2)	51.8	52.7	(2)
Total	93.5	92.9	92.8	91.6	91.7	2	93.5	91.7	2
Average proprietary basic Card Member spending (dollars)
U.S.	$5,169	$5,275	$5,015	$5,300	$5,018	3	$15,462	$15,009	3
Outside the U.S.	$3,864	$3,909	$3,869	$3,918	$3,598	7	$11,647	$10,351	13
Average	$4,784	$4,871	$4,677	$4,890	$4,596	4	$14,336	$13,620	5
Card Member loans
U.S.	$68.1	$66.3	$63.9	$64.5	$59.9	14	$68.1	$59.9	14
Outside the U.S.	9.5	9.1	8.9	8.9	8.0	19	9.5	8.0	19
Total	$77.6	$75.4	$72.8	$73.4	$67.9	14	$77.6	$67.9	14

Average discount rate (J)	2.38%	2.37%	2.37%	2.37%	2.40%		2.37%	2.42%
Average fee per card (dollars) (K)	$51	$51	$51	$49	$49	4	$51	$49	4

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	YOY % change	YTD'18	YTD'17	YOY % change
Worldwide Card Member loans
Total loans	$77.6	$75.4	$72.8	$73.4	$67.9	14	$77.6	$67.9	14
Loss reserves (millions)
Beginning balance	$1,840	$1,786	$1,706	$1,502	$1,320	39	$1,706	$1,223	39
Provisions - principal, interest and fees	560	528	499	596	531	5	1,587	1,272	25
Net write-offs - principal less recoveries	(393)	(389)	(358)	(325)	(299)	31	(1,140)	(856)	33
Net write-offs - interest and fees less recoveries	(77)	(77)	(71)	(64)	(57)	35	(225)	(163)	38
Other (L)	7	(8)	10	(3)	7	-	9	26	(65)
Ending balance	$1,937	$1,840	$1,786	$1,706	$1,502	29	$1,937	$1,502	29
Ending reserves - principal	$1,834	$1,737	$1,691	$1,622	$1,427	29	$1,834	$1,427	29
Ending reserves - interest and fees	$103	$103	$95	$84	$75	37	$103	$75	37
% of loans	2.5%	2.4%	2.5%	2.3%	2.2%		2.5%	2.2%
% of past due	185%	188%	174%	177%	174%		185%	174%
Average loans	$76.4	$74.1	$72.7	$70.1	$67.1	14	$74.5	$65.4	14
Net write-off rate (principal only) (M)	2.1%	2.1%	2.0%	1.8%	1.8%		2.0%	1.7%
Net write-off rate (principal, interest and fees) (M)	2.5%	2.5%	2.4%	2.2%	2.1%		2.4%	2.1%
30+ days past due loans as a % of total	1.3%	1.3%	1.4%	1.3%	1.3%		1.3%	1.3%

Net interest income divided by average Card Member loans (N)	10.3%	9.9%	10.1%	9.9%	10.0%		10.1%	9.6%
Net interest yield on average Card Member loans (N)	10.8%	10.6%	10.8%	10.5%	10.7%		10.7%	10.4%

Worldwide Card Member receivables
Total receivables	$55.5	$55.0	$54.2	$54.0	$51.5	8	$55.5	$51.5	8
Loss reserves (millions)
Beginning balance	$558	$565	$521	$512	$475	17	$521	$467	12
Provisions - principal and fees	214	245	242	205	214	-	701	590	19
Net write-offs - principal and fees less recoveries	(226)	(236)	(199)	(188)	(175)	29	(661)	(548)	21
Other (L)	(2)	(16)	1	(8)	(2)	-	(17)	3	#
Ending balance	$544	$558	$565	$521	$512	6	$544	$512	6
% of receivables	1.0%	1.0%	1.0%	1.0%	1.0%		1.0%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (M)	1.7%	1.8%	1.6%	1.5%	1.5%		1.7%	1.6%
Net write-off rate, excluding GCP (principal and fees) (M)	1.9%	2.1%	1.8%	1.6%	1.7%		1.9%	1.8%
30+ days past due as a % of total, excluding GCP	1.3%	1.3%	1.5%	1.4%	1.3%		1.3%	1.3%
GCP Net loss ratio (as a % of charge volume) (O)	0.12%	0.12%	0.10%	0.11%	0.09%		0.11%	0.10%
GCP 90+ days past billing as a % of total (O)	0.8%	0.8%	0.8%	0.9%	0.9%		0.8%	0.9%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group	Global Commercial Services	Global Merchant and Network Services	Corporate and Other	Consolidated
	(GCSG)	(GCS)	(GMNS)
Q3'18
Non-interest revenues	$3,680	$2,980	$1,494	$29	$8,183
Interest income	2,140	416	6	176	2,738
Interest expense	404	218	(78)	233	777
Total revenues net of interest expense	5,416	3,178	1,578	(28)	10,144
Total provision	609	201	5	2	817
Total revenues net of interest expense after provisions for losses	4,807	2,977	1,573	(30)	9,327
Marketing, business development, rewards, Card Member services	2,711	1,469	296	23	4,499
Salaries and employee benefits, and other operating expenses	1,118	734	511	347	2,710
Pretax income (loss)	978	774	766	(400)	2,118
Income tax provision (benefit)	199	168	186	(89)	464
Net income (loss)	779	606	580	(311)	1,654
Q3'17
Non-interest revenues	$3,361	$2,734	$1,491	$27	$7,613
Interest income	1,781	351	8	105	2,245
Interest expense	281	159	(48)	176	568
Total revenues net of interest expense	4,861	2,926	1,547	(44)	9,290
Total provision	568	195	9	(2)	770
Total revenues net of interest expense after provisions for losses	4,293	2,731	1,538	(42)	8,520
Marketing, business development, rewards, Card Member services	2,351	1,312	292	10	3,965
Salaries and employee benefits, and other operating expenses	1,026	685	685	328	2,724
Pretax income (loss)	916	734	561	(380)	1,831
Income tax provision (benefit)	236	229	141	(134)	472
Net income (loss)	680	505	420	(246)	1,359
YOY % change
Non-interest revenues	9	9	-	7	7
Interest income	20	19	(25)	68	22
Interest expense	44	37	63	32	37
Total revenues net of interest expense	11	9	2	(36)	9
Total provision	7	3	(44)	#	6
Total revenues net of interest expense after provisions for losses	12	9	2	(29)	9
Marketing, business development, rewards, Card Member services	15	12	1	#	13
Salaries and employee benefits, and other operating expenses	9	7	(25)	6	(1)
Pretax income (loss)	7	5	37	5	16
Income tax provision (benefit)	(16)	(27)	32	(34)	(2)
Net income (loss)	15	20	38	26	22

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (P)					Reported	FX-Adjusted (P)
	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	YTD'18	YTD'18
Worldwide
Proprietary consumer	11	13	15	11	9	12	12	12	10	8	13	12
Proprietary commercial	11	12	13	11	10	12	12	11	10	9	12	11
Total proprietary	11	12	13	11	9	12	12	11	10	9	12	12
GNS	(5)	(1)	8	9	4	(1)	(3)	3	6	4	1	-
Total worldwide	8	10	12	11	8	10	9	10	9	8	10	10
Airline-related volume (8% of Q3'18 Total)	7	8	10	7	5	9	7	6	4	3	8	7

U.S.
Proprietary consumer	10	10	11	8	7	n/a	n/a	n/a	n/a	n/a	11	n/a
Proprietary commercial	10	10	10	9	9	n/a	n/a	n/a	n/a	n/a	10	n/a
Total proprietary	10	10	10	8	8	n/a	n/a	n/a	n/a	n/a	10	n/a
GNS	13	6	6	-	(10)	n/a	n/a	n/a	n/a	n/a	8	n/a
Total U.S.	10	10	10	8	7	n/a	n/a	n/a	n/a	n/a	10	n/a
T&E-related volume (26% of Q3'18 U.S. Total)	9	8	8	6	3	n/a	n/a	n/a	n/a	n/a	8	n/a
Non-T&E-related volume (74% of Q3'18 U.S. Total)	10	10	11	9	8	n/a	n/a	n/a	n/a	n/a	10	n/a
Airline-related volume (7% of Q3'18 U.S. Total)	11	7	7	5	2	n/a	n/a	n/a	n/a	n/a	8	n/a

Outside the U.S.
Proprietary consumer	14	20	25	20	15	18	18	16	14	13	20	17
Proprietary commercial	13	19	23	19	14	18	18	14	13	11	18	16
Total proprietary	14	19	24	20	14	18	17	15	13	12	19	17
GNS	(6)	(2)	8	10	5	(3)	(3)	3	6	6	-	(1)
Total outside the U.S.	5	10	17	15	10	8	8	9	10	9	10	9
Japan, Asia Pacific & Australia billed business	5	9	16	15	8	8	7	10	11	9	10	8
Latin America & Canada billed business	1	5	12	11	10	12	11	11	8	8	6	11
Europe, Middle East & Africa billed business	6	14	20	19	13	8	9	7	10	10	13	8

See Appendix III for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues	$3,680	$3,678	$3,491	$3,535	$3,361	9	$10,849	$9,843	10
Interest income	2,140	1,994	1,949	1,848	1,781	20	6,083	4,941	23
Interest expense	404	370	327	306	281	44	1,101	741	49
Net interest income	1,736	1,624	1,622	1,542	1,500	16	4,982	4,200	19
Total revenues net of interest expense	5,416	5,302	5,113	5,077	4,861	11	15,831	14,043	13
Provisions for losses	609	565	530	641	568	7	1,704	1,355	26
Total revenues net of interest expense after provisions for losses	4,807	4,737	4,583	4,436	4,293	12	14,127	12,688	11
Expenses
Marketing, business development, rewards, Card Member services	2,711	2,695	2,446	2,479	2,351	15	7,852	6,754	16
Salaries and employee benefits and other operating expenses	1,118	1,081	1,089	1,100	1,026	9	3,288	3,146	5
Total expenses	3,829	3,776	3,535	3,579	3,377	13	11,140	9,900	13
Pretax segment income	978	961	1,048	857	916	7	2,987	2,788	7
Income tax provision	199	191	222	233	236	(16)	612	820	(25)
Segment income	$779	$770	$826	$624	$680	15	$2,375	$1,968	21
Effective tax rate	20.3%	19.9%	21.2%	27.2%	25.8%		20.5%	29.4%

(Billions, except percentages and where indicated)
Proprietary billed business (H)
U.S.	$92.4	$93.6	$86.0	$91.0	$83.7	10	$272.0	$245.9	11
Outside the U.S.	$34.9	$34.6	$33.3	$33.8	$30.5	14	$102.8	$86.0	20
Total	$127.3	$128.2	$119.3	$124.8	$114.2	11	$374.8	$331.9	13
Proprietary cards-in-force (millions) (I)
U.S.	37.4	36.7	36.1	34.9	34.4	9	37.4	34.4	9
Outside the U.S.	16.7	16.5	16.2	15.8	15.7	6	16.7	15.7	6
Total	54.1	53.2	52.3	50.7	50.1	8	54.1	50.1	8
Proprietary basic cards-in-force (millions) (I)
U.S.	26.7	26.2	25.8	25.0	24.6	9	26.7	24.6	9
Outside the U.S.	11.5	11.4	11.2	10.9	10.8	6	11.5	10.8	6
Total	38.3	37.6	37.0	35.9	35.4	8	38.3	35.4	8
Average proprietary basic Card Member spending (dollars)
U.S	$3,491	$3,594	$3,371	$3,672	$3,433	2	$10,460	$10,271	2
Outside the U.S.	$3,038	$3,057	$3,001	$3,106	$2,840	7	$9,101	$8,111	12
Average	$3,354	$3,431	$3,259	$3,499	$3,251	3	$10,048	$9,608	5

Segment assets (Q)	$130.9	$126.8	$120.8	$123.5	$117.8	11	$130.9	$117.8	11

Card Member loans
Total loans
U.S.	$56.2	$54.7	$52.7	$53.7	$49.3	14	$56.2	$49.3	14
Outside the U.S.	$9.2	$8.8	$8.6	$8.6	$7.8	18	$9.2	$7.8	18
Total	$65.4	$63.5	$61.3	$62.3	$57.1	15	$65.4	$57.1	15

Average loans
U.S.	$55.5	$53.7	$52.9	$51.1	$49.0	13	$54.1	$48.1	12
Outside the U.S.	$8.9	$8.8	$8.7	$8.1	$7.5	19	$8.8	$7.2	22
Total	$64.4	$62.5	$61.6	$59.2	$56.5	14	$62.9	$55.3	14

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (M)	2.1%	2.2%	2.0%	1.9%	1.8%		2.1%	1.7%
Net write-off rate (principal, interest and fees) (M)	2.5%	2.6%	2.4%	2.2%	2.1%		2.5%	2.0%
30+ days past due loans as a % of total	1.4%	1.3%	1.4%	1.3%	1.3%		1.4%	1.3%
Outside the U.S.
Net write-off rate (principal only) (M)	2.2%	2.1%	2.1%	2.0%	2.2%		2.1%	2.1%
Net write-off rate (principal, interest and fees) (M)	2.7%	2.6%	2.6%	2.4%	2.7%		2.6%	2.6%
30+ days past due loans as a % of total	1.5%	1.5%	1.6%	1.4%	1.6%		1.5%	1.6%
Total
Net write-off rate (principal only) (M)	2.1%	2.2%	2.0%	1.9%	1.8%		2.1%	1.8%
Net write-off rate (principal, interest and fees) (M)	2.5%	2.6%	2.4%	2.3%	2.2%		2.5%	2.1%
30+ days past due loans as a % of total	1.4%	1.3%	1.4%	1.3%	1.3%		1.4%	1.3%

Net interest income divided by average Card Member loans (N)	10.8%	10.4%	10.5%	10.4%	10.6%		10.6%	10.1%
Net interest yield on average Card Member loans (N)
U.S.	10.9%	10.6%	10.7%	10.5%	10.6%		10.7%	10.2%
Outside the U.S.	10.6%	10.5%	11.0%	10.8%	11.6%		10.7%	11.2%
Total	10.8%	10.6%	10.8%	10.5%	10.7%		10.7%	10.3%

Card Member receivables
U.S.	$11.9	$12.0	$11.7	$13.1	$11.2	6	$11.9	$11.2	6
Outside the U.S.	$7.0	$7.0	$7.0	$7.8	$6.5	8	$7.0	$6.5	8
Total receivables	$18.9	$19.0	$18.7	$20.9	$17.7	7	$18.9	$17.7	7

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (M)	1.3%	1.4%	1.3%	1.3%	1.2%		1.4%	1.3%
Net write-off rate (principal and fees) (M)	1.5%	1.5%	1.5%	1.4%	1.3%		1.5%	1.5%
30+ days past due as a % of total	1.2%	1.1%	1.3%	1.1%	1.2%		1.2%	1.2%
Outside the U.S.
Net write-off rate (principal only) (M)	2.3%	2.1%	2.0%	1.8%	2.2%		2.2%	2.1%
Net write-off rate (principal and fees) (M)	2.5%	2.3%	2.2%	1.9%	2.4%		2.3%	2.2%
30+ days past due as a % of total	1.4%	1.4%	1.5%	1.3%	1.4%		1.4%	1.4%
Total
Net write-off rate (principal only) (M)	1.7%	1.7%	1.6%	1.5%	1.5%		1.7%	1.6%
Net write-off rate (principal and fees) (M)	1.9%	1.8%	1.7%	1.6%	1.7%		1.8%	1.7%
30+ days past due as a % of total	1.2%	1.2%	1.4%	1.2%	1.3%		1.2%	1.3%

See Appendix III for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues	$2,980	$2,977	$2,838	$2,866	$2,734	9	$8,795	$8,076	9
Interest income	416	393	377	357	351	19	1,186	1,004	18
Interest expense	218	204	171	168	159	37	593	427	39
Net interest income	198	189	206	189	192	3	593	577	3
Total revenues net of interest expense	3,178	3,166	3,044	3,055	2,926	9	9,388	8,653	8
Provisions for losses	201	235	240	187	195	3	676	556	22
Total revenues net of interest expense after provisions for losses	2,977	2,931	2,804	2,868	2,731	9	8,712	8,097	8
Expenses (Q)
Marketing, business development, rewards, Card Member services	1,469	1,482	1,374	1,362	1,312	12	4,325	3,949	10
Salaries and employee benefits and other operating expenses	734	734	722	743	685	7	2,190	2,068	6
Total expenses	2,203	2,216	2,096	2,105	1,997	10	6,515	6,017	8
Pretax segment income	774	715	708	763	734	5	2,197	2,080	6
Income tax provision	168	151	162	221	229	(27)	481	693	(31)
Segment income	$606	$564	$546	$542	$505	20	$1,716	$1,387	24
Effective tax rate	21.7%	21.1%	22.9%	29.0%	31.2%		21.9%	33.3%

(Billions, except percentages and where indicated)
Proprietary billed business (H)	$121.6	$122.0	$115.7	$116.6	$109.7	11	$359.3	$321.5	12
Proprietary cards-in-force (millions) (I)	14.4	14.3	14.1	14.0	13.9	4	14.4	13.9	4
Average Card Member spending (dollars)	$8,469	$8,592	$8,233	$8,356	$7,907	7	$25,297	$23,364	8

Segment assets (Q)	$54.0	$52.9	$52.1	$49.1	$49.3	10	$54.0	$49.3	10
Card Member loans	$12.2	$11.9	$11.5	$11.1	$10.7	14	$12.2	$10.7	14
Card Member receivables	$36.6	$36.0	$35.5	$33.1	$33.8	8	$36.6	$33.8	8

Card Member loans (R)
Total loans - Global Small Business Services (GSBS)	$12.2	$11.8	$11.4	$11.0	$10.7	14	$12.2	$10.7	14
30+ days past due as a % of total - GSBS	1.1%	1.2%	1.3%	1.2%	1.1%		1.1%	1.1%
Average loans - GSBS	$11.9	$11.6	$11.1	$10.9	$10.5	13	$11.5	$10.1	14
Net write-off rate (principal only) - GSBS (M)	1.7%	1.8%	1.6%	1.6%	1.6%		1.7%	1.6%
Net write-off rate (principal, interest and fees) - GSBS (M)	2.0%	2.1%	1.9%	1.9%	1.9%		2.0%	1.9%

Net interest income divided by average Card Member loans (N)	6.6%	6.5%	7.4%	6.9%	7.3%		6.8%	7.6%
Net interest yield on average Card Member loans (N)	10.5%	10.4%	10.7%	10.5%	10.7%		10.6%	10.9%

Card Member receivables
Total receivables - GCP (O)	$19.7	$19.3	$19.3	$17.0	$17.9	10	$19.7	$17.9	10
90+ days past billing as a % of total - GCP (O)	0.8%	0.8%	0.8%	0.9%	0.9%		0.8%	0.9%
Net loss ratio (as a % of charge volume) - GCP	0.12%	0.12%	0.10%	0.11%	0.09%		0.11%	0.10%
Total receivables - GSBS	$16.9	$16.7	$16.2	$16.1	$15.9	6	$16.9	$15.9	6
30+ days past due as a % of total - GSBS	1.4%	1.4%	1.8%	1.6%	1.4%		1.4%	1.4%
Net write-off rate (principal only) - GSBS (M)	1.8%	2.1%	1.7%	1.5%	1.5%		1.8%	1.6%
Net write-off rate (principal and fees) - GSBS (M)	2.0%	2.3%	1.9%	1.7%	1.7%		2.1%	1.8%

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues	$1,494	$1,513	$1,532	$1,554	$1,491	-	$4,539	$4,471	2
Interest income	6	7	9	10	8	(25)	22	32	(31)
Interest expense	(78)	(68)	(59)	(55)	(48)	63	(205)	(133)	54
Net interest income	84	75	68	65	56	50	227	165	38
Total revenues net of interest expense	1,578	1,588	1,600	1,619	1,547	2	4,766	4,636	3
Provisions for losses	5	6	5	4	9	(44)	16	12	33
Total revenues net of interest expense after provisions for losses	1,573	1,582	1,595	1,615	1,538	2	4,750	4,624	3
Expenses
Marketing, business development, rewards, Card Member services	296	312	267	332	292	1	875	895	(2)
Salaries and employee benefits and other operating expenses	511	526	620	617	685	(25)	1,657	1,750	(5)
Total expenses	807	838	887	949	977	(17)	2,532	2,645	(4)
Pretax segment income	766	744	708	666	561	37	2,218	1,979	12
Income tax provision	186	201	192	207	141	32	579	650	(11)
Segment income	$580	$543	$516	$459	$420	38	$1,639	$1,329	23
Effective tax rate	24.3%	27.0%	27.1%	31.1%	25.1%		26.1%	32.8%

(Billions)
Segment assets (Q)	$31.9	$31.3	$31.0	$30.6	$27.9	14	$31.9	$27.9	14

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2018	2018	2018	2017	2017
ROE
Net income	$3,705	$3,410	$3,131	$2,748	$4,763
Average shareholders' equity	$20,421	$20,393	$20,536	$20,857	$21,038
Return on average equity (D)	18.1%	16.7%	15.2%	13.2%	22.6%

Reconciliation of ROCE
Net income	$3,705	$3,410	$3,131	$2,748	$4,763
Preferred shares dividends and related accretion	81	82	81	81	80
Earnings allocated to participating share awards and other	40	38	37	21	38
Net income attributable to common shareholders	$3,584	$3,290	$3,013	$2,646	$4,645

Average shareholders' equity	$20,421	$20,393	$20,536	$20,857	$21,038
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$18,837	$18,809	$18,952	$19,273	$19,454
Return on average common equity (D)	19.0%	17.5%	15.9%	13.7%	23.9%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q3'18	Q2'18	Q1'18	Q4'17	Q3'17	YTD'18	YTD'17
Consolidated
Net interest income	$1,961	$1,829	$1,841	$1,739	$1,677	$5,631	$4,712
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	390	359	302	297	309	1,051	852
Interest income not attributable to the Company's Card Member loan portfolio (T)	(274)	(236)	(213)	(177)	(174)	(723)	(460)
Adjusted net interest income (U)	$2,077	$1,952	$1,930	$1,859	$1,812	$5,959	$5,104
Average Card Member loans (billions)	$76.4	$74.1	$72.7	$70.1	$67.1	$74.5	$65.4
Net interest income divided by average Card Member loans (V)	10.3%	9.9%	10.1%	9.9%	10.0%	10.1%	9.6%
Net interest yield on average Card Member loans (W)	10.8%	10.6%	10.8%	10.5%	10.7%	10.7%	10.4%

U.S.
Net interest income	$1,511	$1,410	$1,403	$1,337	$1,293	$4,324	$3,624
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	55	$53	$37	$45	$44	145	119
Interest income not attributable to the Company's Card Member loan portfolio (T)	(46)	(42)	(39)	(31)	(29)	(127)	(70)
Adjusted net interest income (U)	$1,520	$1,421	$1,401	$1,351	$1,308	$4,342	$3,673
Average Card Member loans (billions)	$55.5	$53.7	$52.9	$51.1	$49.0	$54.1	$48.1
Net interest income divided by average Card Member loans (V)	10.9%	10.5%	10.6%	10.5%	10.6%	10.7%	10.0%
Net interest yield on average Card Member loans (W)	10.9%	10.6%	10.7%	10.5%	10.6%	10.7%	10.2%

Outside the U.S.
Net interest income	$225	$215	$218	$205	$206	$658	$575
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	18	16	18	17	16	52	37
Interest income not attributable to the Company's Card Member loan portfolio (T)	(3)	(2)	(3)	(1)	(3)	(8)	(6)
Adjusted net interest income (U)	$240	$229	$233	$221	$219	$702	$606
Average Card Member loans (billions)	$8.9	$8.8	$8.6	$8.1	$7.5	$8.8	$7.2
Net interest income divided by average Card Member loans (V)	10.1%	9.8%	10.1%	10.1%	11.0%	10.0%	10.6%
Net interest yield on average Card Member loans (W)	10.6%	10.5%	11.0%	10.8%	11.6%	10.7%	11.2%

Global Consumer Services Group
Net interest income	$1,736	$1,624	$1,622	$1,542	$1,499	$4,982	$4,200
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	73	$70	$54	$62	$60	197	156
Interest income not attributable to the Company's Card Member loan portfolio (T)	(49)	(45)	(41)	(32)	(32)	(135)	(78)
Adjusted net interest income (U)	$1,760	$1,649	$1,635	$1,572	$1,527	$5,044	$4,278
Average Card Member loans (billions)	$64.4	$62.5	$61.6	$59.2	$56.5	$62.9	$55.3
Net interest income divided by average Card Member loans (V)	10.8%	10.4%	10.5%	10.4%	10.6%	10.6%	10.1%
Net interest yield on average Card Member loans (W)	10.8%	10.6%	10.8%	10.5%	10.7%	10.7%	10.3%

Global Commercial Services
Net interest income	$198	$189	$206	$189	$192	$593	$577
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (S)	161	152	126	128	122	439	333
Interest income not attributable to the Company's Card Member loan portfolio (T)	(42)	(38)	(37)	(30)	(29)	(117)	(84)
Adjusted net interest income (U)	$317	$303	$295	$287	$285	$915	$826
Average Card Member loans (billions)	$12.0	$11.7	$11.2	$10.9	$10.5	$11.6	$10.1
Net interest income divided by average Card Member loans (V)	6.6%	6.5%	7.4%	6.9%	7.3%	6.8%	7.6%
Net interest yield on average Card Member loans (W)	10.5%	10.4%	10.7%	10.5%	10.7%	10.6%	10.9%

See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(A)
Effective January 1, 2018, includes reclassification of certain business development expenses from Other expenses to Marketing and business development that are not directly attributable to the adoption of the new revenue recognition guidance.  Prior periods have been conformed to the current period presentation.

(B)
Represents net income (loss), less (i) earnings allocated to participating share awards of $13 million, $12 million,  $13 million, $2 million and $11 million in Q3'18, Q2'18, Q1'18, Q4'17 and Q3'17, respectively; and (ii) dividends on preferred shares of $20 million, $20 million, $21 million, $20 million and $21 million in Q3'18, Q2'18, Q1'18, Q4'17 and Q3'17, respectively.

(C)
Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(D)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(E)
Effective January 1, 2018, we have exited transitional Basel III reporting and our ratios exclude all transitional provisions.  Current ratios represent preliminary estimates as of the date of Third Quarter 2018 Earnings Release and may be revised in the Company’s 2018 Form 10-Q for period ended September 30, 2018.

(F)
Supplementary Leverage Ratio is calculated by dividing Tier 1 capital by total leverage exposure under Basel III.  Leverage exposure, which reflects average total consolidated assets with adjustments for Tier 1 capital deductions, average off-balance sheet derivatives exposures, securities purchased under agreements to resell and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(G)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(H)
Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business).  In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business.  Billed business is reported as United States or outside the United States based on the location of the issuer.

(I)
Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months.
Basic cards-in-force excludes supplemental cards issued on consumer accounts.

(J)
This calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties.  Effective January 1, 2018, the Company began including billed business related to certain business-to-business products in the calculation of the average discount rate to reflect our expanding business-to-business product offerings.  Prior periods have been conformed to the current period presentation.

(K)	Average fee per card is computed based on proprietary basic net card fees divided by average proprietary basic cards-in-force.
(L)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(M)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(N)
See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "V" and "W").

(O)
GCP reflects global, large and middle market corporate accounts.  GCP delinquency data for periods other than 90 days past billing is not available due to system constraints.  GCP Net loss ratio — Represents the ratio of GCP charge card write-offs, consisting of principal (resulting from authorized transactions) and fee components, less recoveries, on Card Member receivables expressed as a percentage of gross amounts billed to corporate Card Members.

(P)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q3'18 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(Q)	Includes changes in certain corporate allocations that are not directly attributable to our new segment structure.
(R)
Effective Q3'17, GSBS loans and associated metrics reflect worldwide small business services loans.  Prior to Q3'17, due to certain system limitations, small business services loans outside the U.S. and associated credit metrics are reflected within GCSG, and were not significant to either GCSG or GCS.

(S)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(T)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(U)
Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans.  The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.

(V)
Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.

(W)
Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses, and thus not included in the net interest yield calculation.  The Company believes that  net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.